UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 200 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 675-1194
(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders

On May 2, 2017, Guaranty Bancorp (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  The proposals voted on at the Annual Meeting and the final voting results are as follows:

1)

Proposal 1.  With respect to the proposal to elect nine members of the Company’s Board of Directors, the following persons were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Nominee	For	Against	Abstain	Broker Non-Votes
Suzanne R. Brennan	21,150,018	50,665	73,618	3,440,790
Edward B. Cordes	21,152,317	48,366	73,618	3,440,790
John M. Eggemeyer	21,142,649	64,964	66,688	3,440,790
Keith R. Finger	21,162,964	36,804	74,533	3,440,790
Stephen D. Joyce	21,089,345	160,706	24,250	3,440,790
Gail H. Klapper	20,995,716	204,967	73,618	3,440,790
Stephen G. McConahey	21,113,797	86,785	73,719	3,440,790
Paul W. Taylor	21,162,770	44,022	66,789	3,440,790
Albert C. Yates	21,004,873	245,089	24,339	3,440,790

2) Proposal 2.  The proposal to ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was approved by the following vote:

For	Against	Abstain	Non-Votes
23,628,752	1,076,071	10,268	-

Item 7.01       Regulation FD Disclosure.*

On May 2, 2017, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.125 per common share payable on May 26, 2017 to stockholders of record as of the close of business on May 19, 2017.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

* The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto and incorporated by reference into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

By:	/s/ Christopher G. Treece
Name: Christopher G. Treece
Title: Executive Vice President, Chief Financial Officer and Secretary

Date:  May 2, 2017

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 2, 2017